Retirement Plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Retirement Plan	Retirement PlanThe Company maintains two defined contribution employee retirement plans, or 401(k) plans, for all employees upon their date of hire. The 401(k) plans are intended to qualify as tax-qualified plans under Section 401(k) of the Internal Revenue Code of 1986, as amended. The plans permit employees to contribute, on a pre-tax basis, a portion of their salary up to the Federally mandated limits. The Company matches an employee’s contribution up to 4% of the employee’s compensation. Contributions to the plans by the Company totaled $0.6 million for each of the years ended December 31, 2021 and 2020.